Supplement to the Prospectuses and Statements of Additional Information

CREDIT SUISSE GLOBAL SMALL CAP FUND
CREDIT SUISSE TRUST – GLOBAL SMALL CAP PORTFOLIO

The following information supersedes certain information in the funds' Prospectuses and Statements of Additional Information.

The Credit Suisse Quantitative Strategies Group is responsible for the day-to-day management of the U.S. equity portion of the funds. The group currently consists of William Weng, Eric Leng and Todd Jablonski. Joseph Cherian is no longer a member of the group. James Chapman remains responsible for the day-to-day management of the foreign equity portion of the funds.

Dated: January 31, 2008	16-0108 for INTFUNDS-PRO-CMN GSC-PRO-ADV GSC-PRO-LOAD TRGSC-PRO 2008-002